CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash Cash Equivalents And Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash	$ 93,682	$ 44,309
Cash equivalents	33,952	183,731
Total cash and cash equivalents	127,634	228,040
Non-current portion of restricted cash	130	130
Total cash, cash equivalents and restricted cash	$ 127,764	$ 228,170	$ 509,653	$ 499,419